UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 18, 2010
Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

NovaStar Financial, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the historical consolidated financial statements and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 so that our historical financial statements are presented on a consistent basis with the current financial statement format. Exhibits 99.1, 99.2, 99.3 and 99.4 contain the revised and updated financial information, the controls and procedures disclosures for the relevant time period and the auditor’s consent to incorporation by reference of certain updated financial information.

Subsequent to December 31, 2009, certain events occurred that required the Company to reconsider the accounting for three consolidated loan trusts: NHEL 2006-1, NHEL 2006-MTA1 and NHEL 2007-1. Upon reconsideration, the Company determined that all requirements for derecognition were met under applicable accounting guidance at the time of the reconsideration event. As a result, the Company derecognized the assets and liabilities of the trusts on January 25, 2010. These transactions are discussed in greater detail in Note 17 to the consolidated financial statements.

Historically, the Company prepared its balance sheet on an unclassified basis because the operating cycle of its nonconforming mortgage operations exceeded one year. As a result of changes in the Company’s business, which included discontinuing its mortgage lending operations and selling its servicing operations, beginning with the first quarter of 2010, the assets and liabilities have been presented on a classified basis, except for the assets and liabilities of the securitization trusts which continue to be presented on an unclassified basis. Certain line items on the consolidated statement of operations have been reclassified to better present the Company’s current operating businesses.

The primary changes in the revised report include:

1.	Reclassification of assets and liabilities as presented in the consolidated balance sheets as presented in Item 8;
2.	Reclassification of revenue and expenses as presented in the consolidated statements of operations as presented in Item 8;
3.	Reclassification of cash flows as presented in the consolidated statements of cash flows as presented in Item 8;
4.	Modifications to the notes to the consolidated financial statement as presented in Item 8. Financial Statements and Supplementary Data, as necessary based on the reclassifications made in the consolidated financial statements; and
5.	Modifications to Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, as necessary based on the reclassifications made in the consolidated financial statements.

The revisions did not impact the Company’s total assets, total liabilities, total equity or net loss.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report.

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations. (Updated to reflect the new financial statement presentation)

99.2	Part II, Item 8. Financial Statements and Supplementary Data. (Updated to reflect the new financial statement presentation)

Financial Statements.
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets – December 31, 2009 and 2008
Consolidated Statements of Operations – Years Ended December 31, 2009 and 2008
Consolidated Statements of Changes in Shareholders’ Deficit – Years Ended December 31, 2009 and 2008
Consolidated Statements of Cash Flows – Years Ended December 31, 2009 and 2008
Notes to Consolidated Financial Statements

99.3	Part II, Item 9A. Controls and Procedures.

99.4	Consent of DELOITTE & TOUCHE LLP, an independent registered public accounting firm.

Forward-Looking Statements

Statements in this report regarding the Company and its business, which are not historical facts, are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events and that do not relate solely to historical matters and include statements regarding management's beliefs, estimates, projections, and assumptions with respect to, among other things, our future operations, business plans and strategies, as well as industry and market conditions, all of which are subject to change at any time without notice. Words such as "believe," "expect," "anticipate," "promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "would," "should," "could," or "may" are generally intended to identify forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, regarding the impact they will have on the results of operations or financial condition of the Company. This report speaks only as of its date and Exhibits 99.1, 99.2 and 99.3 speak only as of March 31, 2010, the date of the report in which the aforementioned exhibits were included in their original form. The Company expressly disclaims any duty to update the information herein except as required by federal securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: November 18, 2010	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations. (Updated to reflect the new financial statement presentation)

99.2	Part II, Item 8. Financial Statements and Supplementary Data. (Updated to reflect the new financial statement presentation)

Financial Statements.
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets – December 31, 2009 and 2008
Consolidated Statements of Operations – Years Ended December 31, 2009 and 2008
Consolidated Statements of Changes in Shareholders’ Deficit – Years Ended December 31, 2009 and 2008
Consolidated Statements of Cash Flows – Years Ended December 31, 2009 and 2008
Notes to Consolidated Financial Statements

99.3	Part II, Item 9A. Controls and Procedures.

99.4	Consent of DELOITTE & TOUCHE LLP, an independent registered public accounting firm.